UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 13, 2021

REDBALL ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39440	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

667 Madison Avenue 16th Floor New York, NY 10065
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (212)- 235-1000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-third of one redeemable warrant	RBAC.U	The New York Stock Exchange
Class A ordinary shares, $0.0001 par value per share	RBAC	The New York Stock Exchange
Redeemable warrants, each warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	RBAC WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Business Combination Agreement

RedBall Acquisition Corp. (“RedBall”) is a blank check company incorporated as a Cayman Islands exempted company and formed for the purpose of effecting a merger, share exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. On October 13, 2021, RedBall entered into a Business Combination Agreement and Plan of Reorganization (the “Business Combination Agreement”) with Showstop Merger Sub I Inc. a Delaware corporation and a wholly-owned subsidiary of RedBall (“Merger Sub One”), Showstop Merger Sub II LLC, a Delaware limited liability company and a wholly-owned subsidiary of RedBall (“Merger Sub Two”), and SeatGeek, Inc., a Delaware corporation (“SeatGeek”).

The Transactions

The Business Combination Agreement provides that, among other things and upon the terms and subject to the conditions thereof, the following transactions will occur (together with the other agreements and transactions contemplated by the Business Combination Agreement, the “Business Combination”):

(i)

On the business day immediately prior to the closing of the transactions contemplated by the Business Combination Agreement (the “Closing”), subject to the approval of RedBall’s shareholders, and in accordance with the General Corporation Law of the State of Delaware, as amended (“DGCL”), the Cayman Islands Companies Act (as amended) (the “CICL”) and RedBall’s Amended and Restated Memorandum and Articles of Association (as may be amended from time to time, the “Cayman Constitutional Documents”), RedBall will effect a deregistration under the CICL by way of continuation and domestication under Section 388 of the DGCL (such deregistration by way of continuation and domestication, the “Domestication” and RedBall, immediately after the Domestication, “New SeatGeek”), by filing an application to de-register RedBall with the Registrar of Companies of the Cayman Islands and filing a Certificate of Corporate Domestication and a Certificate of Incorporation (such Certificate of Incorporation governing the registration of New SeatGeek in the State of Delaware as a corporation, the “Certificate of Incorporation”) with the Delaware Secretary of State, as a result of which, among other things, (a) RedBall’s jurisdiction of incorporation will be changed from the Cayman Islands to the State of Delaware, (b) each of the then issued and outstanding Class A ordinary shares, par value $0.0001 per share, of RedBall (the “RedBall Class A Ordinary Shares”), will convert automatically, on a one-for-one basis, into a share of common stock, par value $0.0001, per share of New SeatGeek (after its Domestication) (the “New SeatGeek Common Stock”), (c) each of the then issued and outstanding Class B ordinary shares, par value $0.0001 per share, of RedBall, will convert automatically, on a one-for-one basis, into a share of New SeatGeek Common Stock, (d) each then issued and outstanding warrant of RedBall to acquire RedBall Class A Ordinary Shares will convert automatically into a redeemable warrant to acquire one share of New SeatGeek Common Stock (“New SeatGeek Warrant”), (e) each then issued and outstanding unit of RedBall (the “RedBall Units”) will be separated and converted automatically into one share of New SeatGeek Common Stock and one-third of one New SeatGeek Warrant to acquire one share of New SeatGeek Common Stock and (f) the name of RedBall will be changed to “SeatGeek, Inc.”;

(ii)

Immediately prior to the First Effective Time (as defined below), (a) each share of the Series A Preferred Stock, Series A-1 Preferred Stock, Series A-2 Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series D-1 Preferred Stock of SeatGeek that is issued and outstanding immediately prior to the First Effective Time will be automatically converted into (i) a number of shares of SeatGeek common stock, par value $0.001 per share, of SeatGeek (the “SeatGeek Common Stock”) at the then-effective conversion rate and (ii) a number of shares of SeatGeek Common Stock issuable with respect to any accrued dividends, in each case, in accordance with the terms of the SeatGeek Certificate of Incorporation (such conversion, the “SeatGeek Preferred Conversion”);

(iii)

At the Closing (which shall be one business day immediately following the Domestication), upon the terms and subject to the conditions of the Business Combination Agreement, (x) in accordance with the DGCL, Merger Sub One will merge with and into SeatGeek, the separate corporate existence of Merger Sub One will cease and SeatGeek will be the surviving corporation and a wholly-owned subsidiary of Redball (the “First Merger”);

(iv)

Upon the effective time of the First Merger (the “First Effective Time”) as a result of the First Merger, among other things, all outstanding shares of SeatGeek Common Stock (after giving effect to the SeatGeek Preferred Conversion) as of immediately prior to the First Effective Time, will be cancelled in exchange for the right to receive the applicable pro rata portion of (x) a contingent right to receive shares of New SeatGeek Common Stock issued pursuant to an earnout, (y) up to $50 million of cash, subject to certain adjustments (the “Aggregate Cash Consideration”) and (z) a number of shares of New SeatGeek Common Stock (as defined below) equal to $1.281 billion minus the Aggregate Cash Consideration;

(v)

Upon the First Effective Time, among other things, all warrants for, options to purchase and restricted stock units for shares of SeatGeek Common Stock outstanding as of immediately prior to the First Merger will be converted into warrants for, options to purchase and restricted stock units for shares of New SeatGeek Common Stock;

(vi)

Immediately following the First Effective Time, SeatGeek, as the surviving corporation of the First Merger, will merge with and into Merger Sub Two (the “Second Merger” and together with the First Merger, the “Mergers”) with Merger Sub Two continuing as the surviving entity as a wholly owned subsidiary of New SeatGeek; and

(vii)

Upon the effective time of the Second Merger (the “Second Effective Time”), (i) all outstanding shares of SeatGeek, as the surviving corporation of the First Merger, as of immediately prior to the Second Effective Time, will no longer be outstanding and will automatically be cancelled and the outstanding membership interests of Merger Sub Two, as of immediately prior to the Second Effective Time will remain outstanding as membership interest of the surviving entity and will not be affected by the Second Merger and (ii) the operating agreement of Merger Sub Two will be amended and restated in its entirety to read as set forth in the surviving entity operating agreement attached to the Business Combination Agreement as an exhibit.

The Board of Directors of RedBall has unanimously (i) approved and declared advisable the Business Combination Agreement, the Business Combination and the other transactions contemplated thereby, including the Domestication, and (ii) resolved to recommend approval of the Business Combination Agreement and related matters by the shareholders of RedBall.

Conditions to Closing

The obligations of the parties to consummate the transactions contemplated by the Business Combination Agreement are subject to the satisfaction or waiver of certain customary closing conditions, including, among others, (i) approval of the Business Combination and related agreements and transactions by the respective shareholders of RedBall and SeatGeek, (ii) expiration or termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act, (iii) the absence of any injunctions or laws prohibiting the transactions, (iii) effectiveness of the proxy / registration statement on Form S-4 to be filed by RedBall in connection with the Business Combination, (iv) receipt of approval for listing on The New York Stock Exchange (“NYSE”) for the shares of New SeatGeek Common Stock to be issued in connection with the Merger, and (v) that RedBall have at least $5,000,001 of net tangible assets upon Closing.

Other conditions to SeatGeek’s obligations to consummate the Mergers include, among others, that as of the Closing, (i) the Domestication has been completed, (ii) the amount of cash available in (x) the trust account into which substantially all of the proceeds of RedBall’s initial public offering and private placements of its warrants have been deposited for the benefit of RedBall, certain of its public shareholders and the underwriters of RedBall initial public offering (the “Trust Account”), plus (y) the aggregate amount of cash funded to RedBall pursuant to the Backstop Subscription Agreement (as defined below) as of immediately prior to the Closing plus (z) any other cash held by RedBall as of immediately prior to the Closing minus (a) the amount required to satisfy RedBall’s obligations to its shareholders (if any) that exercise their rights to redeem their RedBall Class A Ordinary Shares pursuant to the Cayman Constitutional Documents, (b) all indebtedness for borrowed money of RedBall as of immediately prior to the Closing, (c) certain RedBall transaction expenses and (d) without duplication of amounts taken account in the foregoing clause (c), certain RedBall transaction expenses to be paid by RedBall against a corresponding cancellation of shares of New SeatGeek Common Stock held by RedBall SponsorCo LP (“Sponsor”) (the “Available Cash Amount”) is at least equal to or greater than $200,000,000.

Other conditions to RedBall’s obligations to consummate the Mergers include, among others, that the Available Cash Amount is at least equal to or greater than $135,000,000.

Covenants

The Business Combination Agreement contains additional covenants, including, among others, providing for (i) the parties to conduct their respective businesses in the ordinary course through the Closing, (ii) the parties to not initiate any negotiations or enter into any agreements for certain alternative transactions, (iii) SeatGeek to prepare and deliver to RedBall certain audited and unaudited consolidated financial statements of SeatGeek, (iv) RedBall to prepare and file a proxy / registration statement on Form S-4 and take certain other actions to obtain the requisite approval of RedBall shareholders of certain proposals regarding the Business Combination (including the Domestication), and (v) the parties to use reasonable best efforts to obtain necessary approvals from governmental agencies.

Representations and Warranties

The Business Combination Agreement contains customary representations and warranties by RedBall, Merger Sub One, Merger Sub Two and SeatGeek. The representations and warranties of the respective parties to the Business Combination Agreement generally will not survive the Closing.

Termination

The Business Combination Agreement may be terminated at any time prior to the Closing (i) by mutual written consent of RedBall and SeatGeek, (ii) by SeatGeek, if certain approvals of the shareholders of RedBall, to the extent required under the Business Combination Agreement, are not obtained as set forth therein, (iii) by RedBall, if certain approvals of the stockholders of SeatGeek, to the extent required under the Business Combination Agreement, are not obtained within three business days after the proxy / registration statement on Form S-4 has been declared effective by the SEC, (iv) by SeatGeek if there has been a Modification in Recommendation (as defined in the Business Combination Agreement) and (v) by either RedBall or SeatGeek in certain other circumstances set forth in the Business Combination Agreement, including (a) if any Governmental Authority (as defined in the Business Combination Agreement) shall have issued or otherwise entered a final, nonappealable order permanently making consummation of the Business Combination illegal or otherwise permanently preventing or prohibiting consummation of the Business Combination and (b) in the event of certain uncured breaches by the other party or if the Closing has not occurred on or before April 13, 2022 (the “Agreement End Date”).

The foregoing description of the Business Combination Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the form of Business Combination Agreement, a copy of which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

Certain Related Agreements

Subscription Agreements

On October 13, 2021, concurrently with the execution of the Business Combination Agreement, RedBall entered into subscription agreements (the “Subscription Agreements”) with certain investors (collectively, the “PIPE Investors”), pursuant to, and on the terms and subject to the conditions of which, the PIPE Investors have collectively subscribed for 9,050,000 shares of the New SeatGeek Common Stock for an aggregate purchase price equal to $90.5 million (the “PIPE Investment”). In addition, for each subscribed share of the New SeatGeek Common Stock purchased by the PIPE Investors, the PIPE Investors will receive from New SeatGeek one-third of one warrant to purchase one whole share of Common Stock at an exercise price of $11.50 per share and with terms substantially similar to the redeemable warrants included as part of the RedBall’s Units issued in the IPO.

The obligation of the parties to consummate the purchase and sale of the shares and the warrant covered by the Subscription Agreement is conditioned upon (i) there not being in force any injunction or order enjoining or prohibiting the issuance and sale of the shares covered by the Subscription Agreement, (ii) all conditions precedent to the Closing of the Business Combination set forth in the Business Combination Agreement, including the approval of the RedBall shareholders, are satisfied or waived, and the Closing of the Business Combination is scheduled to occur concurrently with or immediately following the sale of shares covered by the Subscription Agreement, (iii) the shares covered by the Subscription Agreement have been approved for listing on the NYSE (or such other national securities exchange on which the New SeatGeek Common Stock is then listed) and (iv) there are no suspensions of the qualification of the shares covered by the Subscription Agreement for offering, sale or trading by the NYSE (or such other national securities exchange on which the New SeatGeek Common Stock is then listed) in effect. The closings under the Subscription Agreements will occur substantially concurrently with the Closing.

The foregoing description of the Subscription Agreements does not purport to be complete and is qualified in its entirety by the terms and conditions of the form of Subscription Agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

SeatGeek Warrant Subscription Agreement

In connection with the execution of the Business Combination Agreement, SeatGeek entered into a warrant subscription agreement (the “Warrant Subscription Agreement”) with Zigg SG Opportunity I, LLC for the purchase of a warrant for an aggregate purchase price of $9.5 million. The warrant provides for the purchase of an aggregate of 950,000 shares of SeatGeek Common Stock at an exercise price of $0.001 per share. The purchase of the warrant is conditioned upon (i) there not being in force any injunction or order enjoining or prohibiting the issuance and sale of the warrant under the warrant subscription agreement, (ii) all conditions precedent to the Closing of the Business Combination set forth in the Business Combination Agreement, including the approval of the RedBall shareholders, are satisfied or waived, and the Closing of the Business Combination is scheduled to occur concurrently with or immediately following the sale of the warrant, and (iii) there are no suspensions of the qualification of the New SeatGeek Common Stock in effect. In addition, subject to and upon the assumption of the warrant by New SeatGeek, with respect to each exercisable share subject to such warrant, the holder will be entitled to receive from New SeatGeek one third of one warrant to purchase a one whole share of Common Stock at an exercise price of $11.50 per share and with terms substantially similar to the redeemable warrants included as part of the RedBall’s Units issued in the IPO.

The foregoing description of the Warrant Subscription Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the form of Warrant Subscription Agreement, a copy of which is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

Backstop Subscription Agreement

On October 13, 2021, concurrently with the execution of the Merger Agreement, Sponsor entered into a backstop subscription agreement (the “Backstop Subscription Agreement”) with RedBall, pursuant to which, on the terms and subject to the conditions set forth therein, the Sponsor has committed to purchase, following the Domestication and prior to the Closing, shares of New SeatGeek Common Stock, in a private placement for a purchase price of $10.00 per share, up to an aggregate of $65 million, to backstop certain redemptions by RedBall shareholders.

The foregoing description of the Backstop Subscription Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Backstop Subscription Agreement, a copy of which is attached hereto as Exhibit 10.3 and is incorporated herein by reference.

Sponsor Support Agreement

On October 13, 2021, in connection with the execution of the Business Combination Agreement, RedBall, the Sponsor, RedBall’s directors and SeatGeek entered into a sponsor support agreement (the “Sponsor Support Agreement”), pursuant to which the Sponsor and each director of RedBall agreed to, among other things, vote in favor of the Business Combination Agreement and the transactions contemplated thereby, in each case, subject to the terms and conditions contemplated by the Sponsor Support Agreement.

Additionally, Sponsor and each director of RedBall has agreed that it will not, during a twelve month lock-up period, unless earlier released, and subject to customary exceptions, (i) sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option to purchase or otherwise dispose of or agree to dispose of, directly or indirectly, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position any shares of New SeatGeek Common Stock held by it immediately after the Closing, any shares of New SeatGeek Common Stock issuable upon the exercise of options or warrants to purchase shares of New SeatGeek Common Stock held by it immediately after Closing or any securities convertible into or exercisable or exchangeable for New SeatGeek Common Stock held by it immediately after Closing (collectively, the “Sponsor Lock-Up Shares”), (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Sponsor Lock-Up Shares, or (iii) publicly announce any intention to effect any transaction specified in clause (i) or (ii). Notwithstanding the foregoing, if at any time before twelve months after the Closing, (x) New SeatGeek consummates a Subsequent Transaction (as defined in the Sponsor Support Agreement) which results in its stockholders having the right to exchange their shares of New SeatGeek Common Stock for cash, securities or other property having a value that equals or exceeds $12.00 per share, or (y) the closing price of the New SeatGeek Common Stock equals or exceeds $12.00 per share (as adjusted for stock splits, stock capitalizations, reorganizations, recapitalizations and the like) for any twenty trading days within any thirty trading day period commencing at least one hundred fifty days after the Closing, then each party’s sponsor Lock-Up Shares will be automatically released from the lock-up restrictions. The lock-up restrictions contain customary exceptions, including, but not limited to, estate planning transfers, affiliate transfers, and transfers upon death or by will.

The Sponsor has also agreed to forfeit 1,000,000 shares of New SeatGeek common stock upon the Closing, and to subject 7,187,500 shares issued and outstanding of New SeatGeek Common Stock, which are comprised of two separate tranches of 3,593,750 shares per tranche, to potential forfeiture to New SeatGeek for no consideration until the occurrence of the certain earnout vesting conditions.

The foregoing description of the Sponsor Support Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Sponsor Support Agreement, a copy of which is attached hereto as Exhibit 10.4 and is incorporated herein by reference.

SeatGeek Stockholder Support Agreement

On October 13, 2021, in connection with the execution of the Business Combination Agreement, RedBall, SeatGeek and certain stockholders of SeatGeek (“Requisite Company Stockholders”) holding approximately 62.0% of SeatGeek’s shares of capital stock outstanding as of the date of the Business Combination Agreement entered into a stockholder support agreement (the “SeatGeek Stockholder Support Agreement”), pursuant to which, among other things and subject to the terms and conditions therein, such SeatGeek stockholders agreed to (a) vote or provide their written consent for approval and adoption of the Business Combination Agreement and the transactions contemplated by the Business Combination Agreement, including the Business Combination, subject to certain customary exceptions, (b) not to transfer any of their shares of SeatGeek capital stock (or enter into any arrangement with respect thereto), subject to certain customary exceptions, (c) not to enter into any arrangement that is inconsistent with the SeatGeek Stockholder Support Agreement and (d) not to commence, join in, facilitate, assist or encourage and take all actions necessary to opt out of any class in any class action with respect to, any claim, derivative or otherwise, against RedBall, Merger Sub One, Merger Sub Two, SeatGeek or any of their respective successors or directors (x) challenging the validity of, or seeking to enjoin the operation of, any provision of the SeatGeek Stockholder Support Agreement, or (y) alleging a breach of any fiduciary duty of any person in connection with the evaluation, negotiation or entry into the Business Combination Agreement.

The SeatGeek Stockholder Support Agreement and all of its provisions will terminate and be of no further force or effect upon the earliest of (a) the earlier of (i) the First Effective Time or (ii) such date and time as the Business Combination Agreement is terminated in accordance with its terms (the earlier of (i) and (ii), the “Expiration Time”) and (b) as to each SeatGeek stockholder party thereto, the written agreement of RedBall, SeatGeek and such stockholder. Upon such termination of the SeatGeek Stockholder Support Agreement, all obligations of the parties under the SeatGeek Stockholder Support Agreement will terminate, without any liability or other obligation on the part of any party thereto to any person in respect thereof or the transactions contemplated thereby, and no party thereto will have any claim against another (and no person will have any rights against such party), whether under contract, tort or otherwise, with respect to the subject matter thereof; provided, however, that the termination of the SeatGeek Stockholder Support Agreement will not relieve any party thereto from liability arising in respect of any breach of the SeatGeek Stockholder Support Agreement prior to such termination.

The foregoing description of the SeatGeek Stockholder Support Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the SeatGeek Stockholder Support Agreement, a copy of which is attached hereto as Exhibit 10.5 and is incorporated herein by reference.

Amended and Restated Registration Rights Agreement

In connection with the Closing, that certain Registration and Shareholder Rights Agreement, dated August 12, 2020, will be amended and restated (as amended and restated, the “Registration Rights Agreement”), and New SeatGeek, the Sponsor and certain stockholders of SeatGeek will enter into the Registration Rights Agreement at the Closing, pursuant to which New SeatGeek will agree to register for resale, pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”), certain shares of New SeatGeek Common Stock and other equity securities of New SeatGeek that are held by the parties thereto from time to time.

The Registration Rights Agreement will terminate with respect to any holder party thereto, on the date that such holder party no longer holds any registrable securities.

The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the form Registration Rights Agreement, a copy of which is attached hereto as Exhibit 10.6 and is incorporated herein by reference.

Lock-Up Agreement

In connection with the Closing, the Requisite Company Stockholders will enter into a lock-up agreement (the “Lock-Up Agreement”) with New SeatGeek pursuant to which each such holder will agree that it will not, without the prior written consent of New SeatGeek during the Lock-up Period (as defined below), and subject to customary exceptions, (i) sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option to purchase or otherwise dispose of or agree to dispose of, directly or indirectly, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position any shares of New SeatGeek Common Stock held by it immediately after the Closing, any shares of New SeatGeek Common Stock issuable upon the exercise of options or warrants to purchase shares of New SeatGeek Common Stock held by it immediately after Closing or any securities convertible into or exercisable or exchangeable for New SeatGeek Common Stock held by it immediately after Closing (collectively, the “SeatGeek Lock-Up Shares”), (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the SeatGeek Lock-Up Shares or (iii) publicly announce any intention to effect any transaction specified in clause (i) or (ii). Notwithstanding the foregoing, if at any time before six (6) months after the Closing, (x) New SeatGeek consummates a Subsequent Transaction (as defined in the Lock Up Agreement) which results in its stockholders having the right to exchange their shares of New SeatGeek Common Stock for cash, securities or other property having a value that equals or exceeds $12.00 per share, or (y) the closing price of the New SeatGeek Common Stock equals or exceeds $12.00 per share (as adjusted for stock splits, stock capitalizations, reorganizations, recapitalizations and the like) for any twenty (20) trading days within any thirty (30)-trading day period commencing at least ninety (90) days after the Closing, then each party’s SeatGeek Lock-Up Shares will be automatically released from the lock-up restrictions. The lock-up restrictions contain customary exceptions, including, but not limited to, estate planning transfers, affiliate transfers, and transfers upon death or by will. The foregoing description of the Lock-Up Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the form Lock-Up Agreement, a copy of which is attached hereto as Exhibit 10.7 and is incorporated herein by reference.

* * *

The Business Combination Agreement, Subscription Agreements, the Backstop Subscription Agreement, the Sponsor Support Agreement, the SeatGeek Stockholder Support Agreement, the Registration Rights Agreement, the Lock-Up Agreement have been included to provide investors with information regarding its terms. They are not intended to provide any other factual information about RedBall or its affiliates. The representations, warranties, covenants and agreements contained in the Business Combination Agreement, the Subscription Agreements, the Backstop Subscription Agreement, the Sponsor Support Agreement, the SeatGeek Stockholder Support Agreement, , the Registration Rights Agreement, the Lock-Up Agreement, and the other documents related thereto were made only for purposes of the Business Combination Agreement as of the specific dates therein, were solely for the benefit of the parties to the Business Combination Agreement, the Subscription Agreements, the Backstop Subscription Agreement, the Sponsor Support Agreement, the SeatGeek Stockholder Support Agreement, the Registration Rights Agreement and Lock-Up Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Business Combination Agreement, the Subscription Agreements, the Backstop Subscription Agreement, the Sponsor Support Agreement, SeatGeek Stockholders Support Agreement, the Registration Rights Agreement or Lock-Up Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under the Business Combination Agreement, the Subscription Agreements, the Backstop Subscription Agreement, the Sponsor Support Agreement, the SeatGeek Stockholders Support Agreement, the Registration Rights Agreement or the Lock-Up Agreement and should not rely on the representations, warranties, covenants and agreements or any descriptions thereof as characterizations of the actual state of facts or condition of the parties thereto or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of representations and warranties may change after the date of the Business Combination Agreement, the Subscription Agreements, the Backstop Subscription Agreement, the Sponsor Support Agreement, the SeatGeek Stockholders Support Agreement, the Registration Rights Agreement or the Lock-Up Agreement, as applicable, which subsequent information may or may not be fully reflected in the RedBall’s public disclosures.

Item 3.02 Unregistered Sales of Equity Securities.

The disclosure set forth above in Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein. The shares of New SeatGeek Common Stock to be issued in connection with the PIPE Investment will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), and will be issued in reliance on the exemption from registration requirements thereof provided by Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder.

Item 7.01 Regulation FD Disclosure.

On October 8, 2021, RedBall issued a press release confirming that it was in exclusive discussions with SeatGeek in connection with a possible business combination. The press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

On October 13, 2021, RedBall and SeatGeek issued a joint press release announcing the Business Combination. The press release is attached hereto as Exhibit 99.2 and incorporated by reference herein.

Attached as Exhibit 99.3 and incorporated by reference herein is an investor presentation dated as of October 13, 2021, that will be used by RedBall and SeatGeek in meetings with certain of its stockholders as well as other persons with respect to the proposed Business Combination, as described in this Current Report on Form 8-K.

Attached as Exhibit 99.4 and incorporated by reference herein is the transcript of an investor conference call discussing the proposed Business Combination that was released on October 13, 2021.

The information in this Item 7.01, including Exhibit 99.1, Exhibit 99.2, Exhibit 99.3, and Exhibit 99.4, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of RedBall under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filings. This Current Report will not be deemed an admission as to the materiality of any information in this Item 7.01, including Exhibit 99.1, Exhibit 99.2, Exhibit 99.3, Exhibit 99.4 and Exhibit 99.5.

Forward-Looking Statements Legend

Certain statements included in this Current Report on Form 8-K constitute forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of other financial and performance metrics, the Business Combination and expectations regarding the combined business, and projections of market opportunity. These statements are based on various assumptions, whether or not identified in this Current Report on Form 8-K, and on the current expectations of the respective management of SeatGeek and RedBall and are not predictions of actual performance. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside the control of SeatGeek and RedBall. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must be not relied on by an investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of SeatGeek and RedBall. These forward-looking statements are subject to a number of risks and uncertainties, including, but not limited to, the impact of the COVID-19 pandemic; changes in domestic and foreign business, market, financial, political, and legal conditions; the inability of the parties to successfully or timely consummate the Business Combination, including the risk that the approval of the shareholders of RedBall or SeatGeek is not obtained or the failure of other closing conditions; the risk that any regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the Business Combination; failure to realize the anticipated benefits of the Business Combination; the inability to obtain or maintain the listing of RedBall’s shares on the NYSE following the business combination; costs related to the business combination; the risk that the business combination disrupts current plans and operations as a result of the announcement and consummation of the business combination; risks relating to the uncertainty of the projected financial information with respect to SeatGeek; risks related to the performance of SeatGeek’s business and the timing of expected business or revenue milestones; the effects of competition on SeatGeek’s business; the amount of redemption requests made by RedBall’s stockholders; the ability of RedBall or SeatGeek to issue equity or equity-linked securities or obtain debt financing in connection with the Business Combination or in the future; and those factors discussed in RedBall’s final prospectus filed with the SEC pursuant to Rule 424(b)(4) on August 13, 2020 under the heading “Risk Factors,” and other documents RedBall has filed, or will file, with the SEC, including a registration statement on Form S-4 in connection with the business combination. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither RedBall nor SeatGeek presently know, or that RedBall or SeatGeek currently believe are immaterial, that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect RedBall’s and SeatGeek’s expectations, plans, or forecasts of future events and views as of the date of this Current Report on Form 8-K. RedBall and SeatGeek anticipate that subsequent events and developments will cause RedBall’s and SeatGeek’s assessments to change. Nothing in this Current Report on Form 8-K should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date of this Current Report on Form 8-K. RedBall and SeatGeek do not undertake any obligation to update these forward-looking statements and RedBall and SeatGeek specifically disclaim any obligation to do so.

Additional Information and Where to Find It

RedBall intends to file a registration statement on Form S-4 (“Registration Statement”) with the SEC, which will include a proxy statement/prospectus of RedBall, that will be both the proxy statement to be distributed to holders of RedBall’s ordinary shares in connection with its solicitation of proxies for the vote by RedBall’s shareholders with respect to the Business Combination and other matters as may be described in the Registration Statement, as well as the prospectus relating to the offer of the securities to be issued in the business combination to SeatGeek stockholders. After the Registration Statement is declared effective, RedBall will mail a definitive proxy statement/prospectus to the shareholders of RedBall as of a record date to be established for voting on the Business Combination. This Current Report on Form 8-K does not contain all the information that should be considered concerning the Business Combination and is not intended to form the basis of any investment decision or any other decision with respect to the Business Combination. Before making any voting or investment decision, investors and security holders of RedBall and other interested persons are urged to carefully read the entire Registration Statement, the preliminary proxy statement/prospectus and the definitive proxy statement/prospectus, when they each become available, and any other relevant documents filed with the SEC, as well as any amendments or supplements to these documents, because they will contain important information about the Proposed Business Combination. The documents filed by RedBall with the SEC may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, the documents filed by RedBall may be obtained free of charge from RedBall at www.redballac.com. Alternatively, these documents, when available, can be obtained free of charge from RedBall upon written request to RedBall Acquisition Corp., 667 Madison Avenue, 16th Floor, New York, NY 10065. The information contained on, or that may be accessed through, the websites referenced in this Current Report on Form 8-K is not incorporated by reference into, and is not a part of, this Current Report on Form 8-K.

Participants in Solicitation

RedBall and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of RedBall with respect to the Business Combination. For information regarding RedBall’s directors and executive officers and a description of their interests in RedBall, please see Redball’s final prospectus related to its initial public offering filed with the SEC on August 13, 2020 and available free of charge at the SEC’s website at www.sec.gov. To the extent such holdings of RedBall’s securities may have changed since that time, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the Registration Statement and proxy statement/prospectus and other relevant documents when they become available.

SeatGeek and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the shareholders of RedBall in connection with the Business Combination. A list of the names of such directors and executive officers and information regarding their interests in the Business Combination will be included in the Registration Statement and proxy statement/prospectus for the Business Combination when available.

Non-Solicitation

This Current Report on Form 8-K does not constitute (i) a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination or (ii) an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase any security of RedBall, SeatGeek or any of their respective affiliates.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

2.1	Business Combination Agreement and Plan of Reorganization, dated as of October 13, 2021, by and among RedBall Acquisition Corp., Showstop Merger Sub I Inc., Showstop Merger Sub II LLC and SeatGeek, Inc.

10.1	Form of Subscription Agreements

10.2	Form of Warrant Subscription Agreement

10.3	Backstop Subscription Agreement, dated as of October 13, 2021, by and between RedBall Acquisition Corp. and RedBall SponsorCo LP.

10.4	Sponsor Support Agreement, dated as of October 13, 2021, by and among RedBall SponsorCo LP, RedBall Acquisition Corp. and SeatGeek, Inc.

10.5	Stockholder Support Agreement, dated as of October 13, 2021, by and among RedBall Acquisition Corp., SeatGeek, Inc. and Persons set forth on Schedule I thereto.

10.6	Form of Registration Rights Agreement

10.7	Form of Lock-Up Agreement

99.1	Press Release of RedBall Acquisition Corp., dated as of October 8, 2021.

99.2	Joint Press Release of RedBall Acquisition Corp. and SeatGeek, Inc., dated as of October 13, 2021.

99.3	Investor Presentation of RedBall Acquisition Corp. and SeatGeek, Inc., dated as of October 13, 2021.

99.4	Investor Call Transcript.

104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

*	All schedules have been omitted pursuant to item 601(a)(5) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RedBall Acquisition Corp.
Date: October 13, 2021
	By:	/s/ Gerald J. Cardinale
	Name:	Gerald J. Cardinale
	Title:	Co-Chairman